UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013 (October 25, 2013)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2013, The Scotts Miracle-Gro Company (the “Company”) and its wholly-owned subsidiary, The Scotts Company LLC (“Scotts LLC”), entered into a First Amendment of Master Accounts Receivable Purchase Agreement (the “Amendment”) by and among Scotts LLC, the Company, Mizuho Bank, Ltd. as Administrative Agent and as a Bank (“Mizuho”), and The Bank of Nova Scotia, Suntrust Bank and RB Receivables LLC, as Banks (collectively with Mizuho, the “Banks”). The Amendment amends certain provisions of the Master Accounts Receivable Purchase Agreement, dated as of November 15, 2012, among Scotts LLC, the Company, and the Banks (the “Agreement”). A copy of the Agreement was filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2012, filed November 20, 2012.

The Amendment, among other items, (i) extends the stated termination date of the Agreement from October 30, 2013 to August 29, 2014, or such later date as may be determined by mutual agreement of each Bank and the Company; (ii) amends the defined term “Discount” to mean with respect to each Purchased Receivable, 100% minus the product of (a) the sum of LIBOR for one week as of the purchase date thereof plus the Applicable Margin with respect to the applicable Approved Debtor in respect of such Purchased Receivable, and (b) a fraction the numerator of which is the number of days in the applicable Settlement Period and the denominator of which is 360; and (iii) amends the defined term “Settlement Date” to mean the Friday of each calendar week (or, if such Friday is not a Business Day, the immediately succeeding Business Day) or such other date as the Administrative Agent, each Bank and the Company may from time to time agree.

The foregoing summary of the material terms of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
10.1
First Amendment of Master Accounts Receivable Purchase Agreement (the “Amendment”), dated as of October 25, 2013, by and among The Scotts Company LLC, The Scotts Miracle-Gro Company, The Bank of Nova Scotia, Suntrust Bank, RB Receivables LLC, and Mizuho Bank, Ltd., as Administrative Agent and as a Bank - Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: October 31, 2013	By: /s/ LAWRENCE A. HILSHEIMER
Printed Name: Lawrence A. Hilsheimer
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated October 31, 2013
The Scotts Miracle-Gro Company

Exhibit No.	Exhibit Description
10.1
First Amendment of Master Accounts Receivable Purchase Agreement (the “Amendment”), dated as of October 25, 2013, by and among The Scotts Company LLC, The Scotts Miracle-Gro Company, The Bank of Nova Scotia, Suntrust Bank, RB Receivables LLC, and Mizuho Bank, Ltd., as Administrative Agent and as a Bank - Filed herewith

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